COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Tables
Schedule of future minimum rental commitments

The future minimum rental commitments under non-cancellable leases from continuing operations, net of subleases, as of December 31, 2013 were as follows:

For the years ending December 31:
2014	$41,648
2015	39,489
2016	34,600
2017	32,059
2018	26,810
Thereafter	242,077
Total Minimum lease payments	$416,683